                                                March 31, 1999 Semiannual Report

                                                                          NUVEEN
                                                                    Mutual Funds

                              Nuveen Income Fund

                             [PHOTO APPEARS HERE]

For investors seeking attractive current income and capital preservation.

     Featuring Portfolio Management By Nuveen Investment Advisory Services
                                    A Premier Adviser/(SM)/ for Income Investing

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board


DEAR
Shareholder

This is the first shareholder report for the Nuveen Income Fund, and I would like to take the opportunity to welcome you to the Nuveen family as well as report on the performance of the Fund since its inception last November. The Fund's objective is to provide attractive current income and capital preservation by investing primarily in a diversified portfolio of investment-grade quality fixed-income securities with intermediate effective maturities. The Fund has started meeting its objective of providing attractive current income, but market conditions have hampered the Fund's total return performance for the period ended March 31, 1999. However, the total return for the Nuveen Income Fund did outperform the appropriate Lehman Index and Lipper Peer Group. The Fund's performance is something that will be addressed in the Portfolio Manager's comments later in this report. Though the Fund has only been in existence since November, we are excited about its prospects for the future.


"Expectations are for a stable Fed policy--and a stable interest rate environment--throughout the remainder of 1999."


The Period in Review. During the past few months, the U.S. economy has continued its pattern of non-inflationary growth, combined with relatively low interest rates and unemployment levels. Much of this growth has been propelled by consumer demand, which has helped the U.S. resist the downward pull of weaker overseas markets. All indications point to a confident consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock, and job markets.

     At the same time, inflation in the U.S. continued to operate at benign levels, with an increase of only 1.6% for the 12 months ended March 31, 1999. As Federal Reserve Chairman Alan Greenspan has recently stated, the chief factor in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been largely responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.

     Barring any unforeseen developments, expectations are for a stable Fed policy and a stable interest rate environment throughout the remainder of 1999. In the months ahead, we will continue to watch for indications from the Fed and other factors that

"Nuveen Mutual Funds are a diverse collection of investments featuring an impressive ensemble of highly regarded asset management firms."


affect the economy's future, including wage and employment statistics, capital equipment spending, and the progress of international economic recovery. We believe these key components will influence the outlook for fixed-income markets well into the new millennium.


The Value of Nuveen Expertise. Nuveen Mutual Funds are a diverse collection of investments featuring an impressive ensemble of highly regarded asset management firms--Premier Advisers/SM/--who direct the investment activities of each portfolio.

     The Premier Advisers are firms that have earned a reputation for excellence in their field of expertise--whether it be blue-chip growth stocks, large-cap value stocks, bonds, or international securities. They include: Nuveen Investment Advisory Services for income investing, Rittenhouse Financial Services for growth investing, and Institutional Capital Corporation for value investing. For more information on our funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus care-fully before you invest or send money. We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security.

     The Income Fund is a prime example of the quality investments which embody Nuveen's income investing expertise--carrying on a tradition which has been established over Nuveen's 100-year history. Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime. We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger

Chairman of the Board

May 17, 1999

NUVEEN INCOME FUND
Report from the Portfolio Manager

1998 marked the debut of the Nuveen Income Fund. To gather insights into the fund's initial strategies and future prospects, we talked with Rick Huber, Vice President, Portfolio Manager, at Nuveen Investment Advisory Services, Nuveen's Premier Adviser for Income Investing.

What kind of bonds are selected for inclusion in the Nuveen Income Fund? The Fund focuses on bonds with maturities of 5 to 10 years. These bonds tend to be more stable than longer-term bonds during times of changing interest rates. History shows that these bonds have provided a competitive level of total return with a more moderated level of risk. In fact, according to Ibbotson Associates, a company that has been providing financial data for over 20 years, for the past 10 years, intermediate-term bonds have provided 75% of the return of long-term bonds with only 44% of the risk or volatility. By including bonds in their portfolio mix, investors can achieve a comfortable balance of risk and return.

How has the Nuveen Income Fund performed since its inception? Since its November 1998 inception, the Nuveen Income Fund has posted a total return on Class A shares on net asset value of -0.12%, as of March 31, 1999. This compares quite favorably over the same period to the benchmark Lehman Brothers Aggregate Index, which had a total return of -0.21%, and the Lipper Peer Group Average (made up of intermediate investment-grade debt), which had a total return of -0.17%. Total returns of the Fund were negatively impacted by the increase in intermediate Treasury bond yields, which went from 4.64% to 5.24% since the beginning of 1999.

Where were the most attractive values for the Fund? In addition, what were some of the key portfolio holdings? The Fund benefited the most from the corporate bond allocation of the portfolio. Several of the Fund's corporate holdings that were held during the period performed substantially better than the overall market. We purchased 10-year bonds issued by Seagram at a yield which was 2.30% above the 10-year Treasury bond. This higher-than-normal yield for an investment grade credit reflected uncertainty over Seagram's direction and its debt levels after acquiring Polygram Records. Nuveen Research recommended the purchase based on the company's sound fundamentals and positive outlook. As some of the questions regarding Seagram's corporate strategy were later resolved favorably, this spread narrowed to 1.67% above the 10-year Treasury, resulting in price appreciation for the bonds.

     A purchase of three-year bonds of Newcourt Credit Group at a yield of 2.15% above Treasury bonds also proved successful.

     Newcourt, which was rated Baa3/BBB, is now being acquired by the CIT Group, which is rated Aa3/A+. The merger news contributed to an increase in the price of Newcourt's bonds based on expectations of upgrades of its credit ratings.

What is your outlook for the Nuveen Income Fund? Overall, we're quite confident that the Fund will continue to perform competitively over time. Our confidence stems from Nuveen's sound and thorough investment process. The combination of our fundamental and quantitative investment techniques provides us with an ideal model to select securities, especially given the evolution of the fixed-income market over the last 10 years. This process allows our team of portfolio managers and research analysts to monitor continually which sectors offer the best value and the best opportunities for exceptional income and total return.


"By including bonds in their portfolio mix, investors can achieve a comfortable balance of risk and return."

   FUND
Highlights  as of March 31, 1999

Quick Facts

                                        A Shares   B Shares   C Shares   R Shares
NAV                                       $19.58     $19.60     $19.60     $19.60
---------------------------------------------------------------------------------
Latest Monthly Dividend (03/01/99)       $0.0990    $0.0865    $0.0865    $0.1030
---------------------------------------------------------------------------------
Fund Symbol                                  n/a        n/a        n/a      NIFRX
---------------------------------------------------------------------------------
CUSIP                                  67066D101  67066D200  67066D309  67066D408
---------------------------------------------------------------------------------
Inception Date                             11/98      11/98      11/98      11/98
---------------------------------------------------------------------------------

Portfolio Statistics

Fund Net Assets                                                     $11.8 million
---------------------------------------------------------------------------------
Average Weighted Duration (Bonds)                                      4.81 years
---------------------------------------------------------------------------------
Effective Weighted Maturity                                            7.90 years
---------------------------------------------------------------------------------
Number of Bond Issues                                                          21
---------------------------------------------------------------------------------



Total Return*
                               A Shares      B Shares   C Shares   R Shares
                             NAV    Offer      NAV        NAV        NAV
Since Inception            -0.12%  -4.88%     -0.27%     -0.27%      0.06%
---------------------------------------------------------------------------

* Class A shares have a 4.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the total return.

Bond Credit Quality**

[PIE CHART APPEARS HERE]

AAA.........35%
AA..........16%
A............8%
BBB.........33%
Other........8%

** as a % of total bond holdings

Portfolio Allocation

[PIE CHART APPEARS HERE]

 . Corporate Bonds.............54%
 . U.S. Treasury Bonds.........23%
 . Mortgage-Backed Securities..14%
 . Cash Equivalents.............9%


Top Five Corporate Bond Holdings***

Wal-Mart Stores               7.10%
-----------------------------------
FMC Corporation Mtn Tranche   4.83%
-----------------------------------
Noram Energy Corporation      4.79%
-----------------------------------
Columbia/HCA Corporation      4.56%
-----------------------------------
AT&T Capital Corporation      3.92%
-----------------------------------
*** as a % of total bond holdings

Industry
Diversification****

[PIE CHART APPEARS HERE]

 . Consumer Cyclical.............24%
 . Natural Gas...................15%
 . Brokerage.....................13%
 . Real Estate Investment Trust..13%
 . Chemicals......................8%
 . Health Care....................8%
 . Consumer Financial.............7%
 . Electric Companies.............6%
 . Construction/Metals............6%

**** as a % of corporate bond securities

        Portfolio of Investments (Unaudited)
        Nuveen Income Fund
        March 31, 1999

 Principal                                                                                  Optional Call                    Market
    Amount   Description                                                                      Provisions*   Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
             CORPORATE OBLIGATIONS - 65.8%

             Corporate Bonds - 52.7%

$  600,000   AES China Generation Limited, Unsecured Notes, 10.125%,                    12/01 at 105 1/16         BB-   $   387,000
               12/15/06

   400,000   AT&T Capital Corporation, Medium Term Notes, 6.875%, 1/16/01                    No Opt. Call         BBB       407,614

   400,000   Cendant Corporation, Notes, 7.500%, 12/01/00                                    No Opt. Call        Baa1       406,724

   500,000   Columbia/HCA Healthcare Corporation, Medium Term Notes, 6.630%, 7/15/45         No Opt. Call         BB+       473,866
               (Mandatory put on 7/15/02)

   400,000   EOP Operating Limited Partnership, 6.800%, 1/15/09                              No Opt. Call        Baa1       397,053

   400,000   Enron Corporation, 6.725%, 11/15/37                                             No Opt. Call        BBB+       407,120

   500,000   FMC Corporation, Medium Term Notes, 7.125%, 11/25/02                            No Opt. Call         BBB       502,484

   400,000   General Motors Acceptance Corporation, 5.750%, 11/10/03                         No Opt. Call           A       396,788

   475,000   Interpool Capital Trust, 9.875%, 2/15/27                                        No Opt. Call        BBB-       385,411

   400,000   Merrill Lynch & Co., 6.375%, 10/15/08                                           No Opt. Call         AA-       399,824

   500,000   NorAm Energy Corporation, Term Enhanced Remarketable Securities,                No Opt. Call        Baa1       498,097
               6.375%, 11/01/13

   400,000   Transamerica Finance Corporation, Subordinated Notes, 6.750%,                   No Opt. Call           A       403,662
               6/01/00

   400,000   United Dominion Realty Trust, Medium Term Notes, 7.600%, 1/25/02                No Opt. Call         BBB       402,267

   650,000   Wal-Mart Stores, Collateralized Pass Through Certificates, 8.620%, 1/01/10      No Opt. Call          AA       737,818
            -----------------------------------------------------------------------------------------------------------------------
             Mortgage-Backed Securities - 13.1%
   500,000   Commercial Mortgage Trust, Series 99C1-A3, 6.640%, 9/17/10                      No Opt. Call         AAA       503,750

   528,319   Morgan Stanley Capital I Incorporated, Commercial Mortgage Pass Through         No Opt. Call         AAA       534,735
               Certificates, Series 1998-CF1, 6.330%, 10/15/07

   500,000   Morgan Stanley Capital I Incorporated, Commercial Mortgage Pass Through         No Opt. Call          AA       509,650
               Certificates, 1999-RM1, 6.810%, 11/15/08
-----------------------------------------------------------------------------------------------------------------------------------
             Total Corporate Obligations - (cost $7,836,504)                                                              7,753,863
             ----------------------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS - 22.5%

             U.S. Treasury Bonds:

$  500,000   12.375%, 5/15/04                                                                No Opt. Call        Aaa        656,250

   500,000   11.625%, 11/15/04                                                               No Opt. Call        AAA        650,625

   500,000   9.250%, 2/15/16                                                                 No Opt. Call        Aaa        679,844

   500,000   8.750%, 5/15/17                                                                 No Opt. Call        Aaa        658,282
-----------------------------------------------------------------------------------------------------------------------------------
            Total U.S. Government Obligations - (cost $2,752,022)                                                        2,645,001
            -----------------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS - 8.5%

$1,000,000  550 West 14th Place (Illinois), Series 1994, Variable Rate Taxable Bonds,        No Opt. Call       A-1+      1,000,000
              5.030%, 2/01/29+
-----------------------------------------------------------------------------------------------------------------------------------
            Total Short-Term Investments - (cost $1,000,000)                                                              1,000,000
            -----------------------------------------------------------------------------------------------------------------------
            Total Investments - (cost $11,588,526) - 96.8%                                                               11,398,864
            -----------------------------------------------------------------------------------------------------------------------
            Other Assets less Liabilities - 3.2%                                                                            376,371
            -----------------------------------------------------------------------------------------------------------------------
            Net Assets - 100%                                                                                           $11,775,235
            =======================================================================================================================

            * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
            ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

            + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


         Statement of Net Assets (Unaudited)
         Nuveen Income Fund
         March 31, 1999
------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $11,588,526) (note 1)                                           $11,398,864
Cash                                                                                                             115,141
Receivables:
  Fund manager (note 5)                                                                                            3,027
  Interest                                                                                                       212,987
  Shares sold                                                                                                     80,584
Other assets                                                                                                         388
------------------------------------------------------------------------------------------------------------------------
       Total assets                                                                                           11,810,991
------------------------------------------------------------------------------------------------------------------------
Liabilities
Accrued expenses:
  12b-1 distribution and service fees (notes 1 and 5)                                                              1,126
  Other                                                                                                           32,408
Dividends payable                                                                                                  2,222
------------------------------------------------------------------------------------------------------------------------
       Total liabilities                                                                                          35,756
------------------------------------------------------------------------------------------------------------------------
Net assets (note 6)                                                                                          $11,775,235
========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                   $   498,238
Shares outstanding                                                                                                25,443
Net asset value and redemption price per share                                                               $     19.58
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)    $     20.56
========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                   $ 1,285,367
Shares outstanding                                                                                                65,594
Net asset value, offering and redemption price per share                                                     $     19.60
========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                   $   109,536
Shares outstanding                                                                                                 5,588
Net asset value, offering and redemption price per share                                                     $     19.60
========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                   $ 9,882,094
Shares outstanding                                                                                               504,178
Net asset value, offering and redemption price per share                                                     $     19.60
========================================================================================================================

6                                See accompanying notes to financial statements.

         Statement of Operations (Unaudited)
         Nuveen Income Fund
         For the Period November 30, 1998 (commencement of operations) through March 31, 1999


-------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                                   $   248,923
-------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 5)                                                                                          21,059
12b-1 service fees - Class A (notes 1 and 5)                                                                         106
12b-1 distribution and service fees - Class B (notes 1 and 5)                                                      1,389
12b-1 distribution and service fees - Class C (notes 1 and 5)                                                        201
Shareholders' servicing agent fees and expenses                                                                       41
Custodian's fees and expenses                                                                                     13,127
Trustees' fees and expenses (note 5)                                                                                 673
Professional fees                                                                                                  3,298
Shareholders' reports - printing and mailing expenses                                                             23,340
Federal and state registration fees                                                                                1,540
Other expenses                                                                                                       266
-------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                                       65,040
  Expense reimbursement (note 5)                                                                                 (35,265)
-------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                      29,775
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                            219,148
-------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)                                            (21,271)
Net change in unrealized appreciation or depreciation of investments                                            (189,662)
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                                (210,933)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                   $     8,215
=========================================================================================================================

                                 See accompanying notes to financial statements.
7

    Statement of Changes in Net Assets (Unaudited)
    Nuveen Income Fund
    For the Period November 30, 1998 (commencement of operations) through March 31, 1999


----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                                           $   219,148
Net realized gain (loss) from investment transactions (notes 1 and 4)                                               (21,271)
Net change in unrealized appreciation or depreciation of investments                                               (189,662)
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                            8,215
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                                                            (2,545)
  Class B                                                                                                            (6,046)
  Class C                                                                                                              (973)
  Class R                                                                                                          (207,256)
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                                          (216,820)
----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                                                 11,831,564
Net proceeds from shares issued to shareholders due to reinvestment of distributions                                 52,276
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                                          11,883,840
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                       11,675,235
Net assets at the beginning of period                                                                               100,000
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                                                 $11,775,235
============================================================================================================================
Balance of undistributed net investment income at end of period                                                 $     2,328
============================================================================================================================

                                 See accompanying notes to financial statements.
8

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies

The Nuveen Income Fund (the "Fund") is a series of the Nuveen Investment Trust III (the "Trust") which was organized as a Massachusetts business trust in 1998. The Trust is an open-end diversified management series investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on November 30, 1998, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,000 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on November 20, 1998.

The Fund invests primarily in a diversified portfolio of domestic investment grade quality bonds of varying maturities as a source of current income and capital preservation. The Fund may also buy non-investment grade bonds and dollar denominated bonds of foreign issuers, subject to certain limitations. The Fund may also invest in other securities, such as preferred stock, that have predominantly fixed-income characteristics. Also, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices used to value fixed-income securities in the Portfolio of Investments are based on the mean between the bid and ask prices as provided by an independent pricing service. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 1999, the Fund had no such outstanding purchase commitments.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders

Net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments
The Fund may invest in futures, swap and option contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period November 30, 1998 (commencement of operations) through March 31, 1999.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares for the period November 30, 1998 (commencement of operations) through March 31, 1999, were as follows:

                                                                     Shares         Amount
-------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                            24,187    $   473,147
  Class B                                                            64,324      1,265,184
  Class C                                                             4,333         85,884
  Class R                                                           500,337     10,007,350

Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                 6            124
  Class B                                                                20            388
  Class C                                                                 5            108
  Class R                                                             2,591         51,656
-------------------------------------------------------------------------------------------
Net increase                                                        595,803    $11,883,841
===========================================================================================

3. Distributions to Shareholders
The Fund declared a dividend distribution from its net investment income which was paid May 3, 1999, to shareholders of record on April 9, 1999, as follows:


-------------------------------------------------------------------------------------------
Dividend per share:
  Class A                                                                           $.0990
  Class B                                                                            .0865
  Class C                                                                            .0865
  Class R                                                                            .1030
===========================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of corporate obligations, U.S. government obligations and short-term investments for the period November 30, 1998 (commencement of operations) through March 31, 1999, were as follows:

-------------------------------------------------------------------------------
Purchases:
   Corporate obligations                                         $  10,569,873
   U.S. government obligations                                       3,457,291
   Short-term investments                                           25,484,073
Sales:
   Corporate obligations                                             2,755,136
   U.S. government obligations                                         660,900
   Short-term investments                                           24,500,000
===============================================================================

At March 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized depreciation aggregated $189,662 of which $28,813 related to appreciated securities and $218,475 related to depreciated securities.

5. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average Daily Net Asset Value                                    Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                          .6000 of 1%
For the next $125 million                                           .5875 of 1
For the next $250 million                                           .5750 of 1
For the next $500 million                                           .5625 of 1
For the next $1 billion                                             .5500 of 1
For net assets over $2 billion                                      .5250 of 1
===============================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1999, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .80% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the period November 30, 1998 (commencement of operations) through March 31, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $3,500 of which approximately $3,000 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period November 30, 1998 (commencement of operations) through March 31, 1999, the Distributor compensated authorized dealers directly with approximately $46,000 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the period November 30, 1998 (commencement of operations) through March 31, 1999, the Distributor retained $1,600 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $700 of CDSC on share redemptions during the period November 30, 1998 (commencement of operations) through March 31, 1999.

6. Composition of Net Assets
At March 31, 1999, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:
--------------------------------------------------------------------------------

Capital paid-in                                                     $11,983,840
Balance of undistributed net investment income                            2,328
Accumulated net realized gain (loss) from investment transactions       (21,271)
Net unrealized appreciation (depreciation) of investments              (189,662)
-------------------------------------------------------------------------------
Net assets                                                          $11,775,235
===============================================================================

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout the period November 30, 1998 (commencement of operations) through March 31, 1999, is as follows:

Class (Inception Date)
                                         Investment Operations                Less Distributions
                                   ----------------------------------    ----------------------------


                                                        Net
                                                  Realized/
                                                 Unrealized
                      Beginning           Net       Invest-                  Net                         Ending
                            Net       Invest-          ment              Invest-                            Net
                          Asset          ment          Gain                 ment    Capital               Asset         Total
                          Value    Income (a)        (Loss)     Total     Income      Gains     Total     Value    Return (b)
-----------------------------------------------------------------------------------------------------------------------------
Class A (11/98)
    1999                 $20.00          $.37        $(.39)    $(.02)     $(.40)      $  --    $(.40)    $19.58         (.12)%
Class B (11/98)
    1999                  20.00           .33         (.38)     (.05)      (.35)         --     (.35)     19.60         (.27)
Class C (11/98)
    1999                  20.00           .34         (.39)     (.05)      (.35)         --     (.35)     19.60         (.27)
Class R (11/98)
    1999                  20.00           .41         (.40)      .01       (.41)         --     (.41)     19.60          .06
=============================================================================================================================

                                              Ratios/Supplemental Data
                     ---------------------------------------------------------------------------
                                                  Ratio                       Ratio
                                                 of Net                      of Net
                                 Ratio of    Investment      Ratio of    Investment
                                 Expenses        Income      Expenses     Income to
                               to Average    to Average    to Average       Average
                     Ending    Net Assets    Net Assets    Net Assets    Net Assets
                        Net        Before        Before         After         After    Portfolio
                     Assets    Reimburse-    Reimburse-    Reimburse-    Reimburse-     Turnover
                      (000)          ment          ment      ment (a)      ment (a)         Rate
------------------------------------------------------------------------------------------------
Class A (11/98)
    1999             $  498          1.98%*        5.06%*        1.05%*        5.99%*         36%
Class B (11/98)
    1999              1,285          2.74*         4.41*         1.80*         5.35*          36
Class C (11/98)
    1999                110          2.79*         4.33*         1.80*         5.32*          36
Class R (11/98)
    1999              9,882          1.81*         5.28*          .80*         6.29*          36
================================================================================================

*    Annualized.

(a) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

Fund Information


Board of Trustees

James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Robert H. Lyon
Timothy R. Schwertfeger
Sheila Wellington


Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and Shareholder Services

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787


Legal Counsel

Chapman and Cutler
Chicago, IL


Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

SERVING
Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                     ESA-IF-3-99